UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 29, 2007

NATIONAL R.V. HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12085	33-0371079
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 West Sinclair Street Perris, California 92571
(Address of principal executive offices and zip code)

Registrant’ s telephone number, including area code: (951) 436-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 29, 2007, Doy B. Henley, 77, resigned from the Board of Directors of National R.V. Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

NATIONAL R.V. HOLDINGS, INC.

By:  /s/ Thomas J. Martini

       Thomas J. Martini

       Chief Financial Officer

Date:  June 29, 2007